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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 28, 2006


                               THE BRINK'S COMPANY
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 1-9148


            Virginia                                    54-1317776
(State or other jurisdiction of                        (IRS Employer
         incorporation)                              Identification No.)


                               1801 Bayberry Court
                                 P.O. Box 18100
                             Richmond, VA 23226-8100
          (Address of principal executive offices, including zip code)


                                 (804) 289-9600
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

As previously disclosed, on January 31, 2006, The Brink's Company ("Brink's") completed the sale of all the issued and outstanding shares of common stock of BAX Global Inc. ("BAX Global"), an indirect wholly-owned subsidiary of Brink's, to a subsidiary of Deutsche Bahn AG.

Brink's  retained  ownership of Air Transport  International  Limited  Liability
Company ("ATI"), BAX Global's airline subsidiary, following the closing and pending receipt of regulatory approval required for the separate sale of ATI to a third party. There was no adjustment to the aggregate purchase price for BAX Global in respect of this retention of ATI by Brink's.

On February 28, 2006, following receipt of the required regulatory approval, ATI was sold to a third party for nominal consideration.


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                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                               THE BRINK'S COMPANY



Date: February 28, 2006             By:

                                    /s/ Robert T. Ritter
                                    ----------------------------------
                                    Robert T. Ritter
                                    Vice President and Chief Financial Officer